SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTSOn January 4, 2021, the company announced that it had made a proposal to acquire 100% of the limited partnership units of BPY that it did not already own for a price of $16.50 per unit or $5.9 billion in total value. Subject to pro-ration, BPY unitholders would have the ability to elect to receive, per BPY unit, $16.50 in cash, 0.40 Brookfield Class A shares, or 0.66 of BPY preferred units with a liquidation preference of $25.00 per unit.In February 2021, the company completed a secondary public offering of 15,000,000 class A exchangeable subordinate voting shares of BEPC at $51.50 per share. Upon the close of the offering, the company generated $750 million of cash proceeds